                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 1999


                                OBJECTSHARE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           0-23132                                 77-0143293
   ----------------------------------------------------------------------
   (Commission File Number)             (IRS Employer Identification No.)


    16811 HALE AVENUE, SUITE A, IRVINE, CALIFORNIA              92606-5020
    ----------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                 (949) 833-1122
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                OBJECTSHARE, INC.

                                   FORM 8-K/A


                                      INDEX

INFORMATION INCLUDED IN THE REPORT                                                        PAGE
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
      Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits        3


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This Current Report on Form 8-K/A is being filed as an amendment to the
Registrant's Current Report on Form 8-K dated April 8, 1999 which was filed as a result of the Registrant's disposition of certain assets. A computational error resulted in the Registrant's pro forma net loss per share for the 9 months ended December 31, 1998 being incorrectly stated as ($0.28) whereas it should have been ($0.11).

Item 7 of the Registrant's Current Report on Form 8-K dated April 8, 1999 and filed on April 22, 1999 is hereby deleted in its entirety and replaced with the following:

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

The following Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K is attached hereto as Exhibit 99 and incorporated herein by reference:

Registrant's Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1998.

Registrant's Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months and nine months ended March 31, 1998 and December 31, 1998, respectively.

Notes to Registrant's Pro Forma Financial Information.



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(c)      Exhibits.

The following exhibits are filed herewith:

       99       Pro Forma Financial Information.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OBJECTSHARE, INC.,
                                      a Delaware corporation


Date: May 12, 1999                    By: /s/ KEVIN E. BROOKS
                                         ---------------------------------------
                                         Kevin E. Brooks
                                         Vice President and Chief
                                         Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                          DESCRIPTION OF EXHIBIT
--------------                          ----------------------
     99                     Pro Forma Financial Information.


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